Filed Pursuant to Rule 497(e)
1933 Act File No. 033-96634
1940 Act File No. 811-09094
Leuthold Funds, Inc.

June 10, 2019

Supplement to the Prospectus dated January 31, 2019
Important Information about the Leuthold Global Industries Fund

Fund Termination and Liquidation

The Board of Directors of the Leuthold Global Industries Fund has determined that it is in the best interests of the shareholders of the Fund to liquidate the Fund.  During the liquidation process, the Fund will not be able to achieve its investment objective of capital appreciation and dividend income.
The Leuthold Global Industries Fund will be liquidated using the following process:
•	Purchases or exchanges into the Fund will be stopped after the close of business June 17, 2019.
•	Securities held in the Fund will begin to be sold June 18, 2019.
•	A distribution of any applicable dividends and capital gains will be made to shareholders with a record date of June 25, 2019 and a payable date of June 26, 2019.
•	Sales or exchanges out of the Fund will be stopped after the close of business July 26, 2019.
•	The holdings of any remaining shareholders in the Fund will be distributed based on the July 29, 2019 net asset value.
The liquidation of the Leuthold Global Industries Fund, like any redemption or exchange of Fund shares, will constitute a sale upon which a gain or loss may be recognized for federal income tax purposes depending upon the type of account and the adjusted cost basis of the investor's shares.  IRA shareholders should refer to their IRA disclosure statement for information as to the tax consequences of the liquidation for them.
Exchanging Shares of Leuthold Global Industries Fund

In light of the decision of the Board of Directors to liquidate the Leuthold Global Industries Fund, shareholders will probably want to exchange or redeem their shares as soon as practicable.  Shareholders of the Fund may exchange their shares into another one of the Leuthold Funds at their relative net asset values.  For more details on the other Leuthold Funds, you should review the prospectus, which is available on the Leuthold Funds' website at www.leutholdfunds.com, or by calling (800) 273-6886.  The Leuthold Funds consist of the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund.

The exchange privilege is only available in states where the exchange may be legally made.  The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.
For Additional Information

You may call (800) 273-6886 with questions or for additional information.
Investment return and principal will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original principal cost.  It is possible to lose money on an investment in the Leuthold Funds.  Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the applicable Leuthold Fund and should read the prospectus carefully, which contains this and other information.  The prospectus for the Leuthold Funds are available on the Leuthold Funds' website at www.leutholdfunds.com, or you can get one by calling (800) 273-6886.
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The date of this Supplement is June 10, 2019.
Please retain this Supplement for future reference.